Oakmark Units
Federal Portfolio
A Cash Management Vehicle for
Existing and Prospective Shareholders of

PROSPECTUS
April 28, 2006
(as revised December 29, 2006)

Prospectus

Oakmark Units
April 28, 2006
(as revised December 29,
2006)

■	Federal Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE PORTFOLIO IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

General Investment Management Approach

The Federal Portfolio (the “Portfolio”) is a portfolio of Goldman Sachs Trust (the “Trust”), an open-end, management investment company (a “mutual fund”) which includes the Goldman Sachs-Institutional Liquid Assets Portfolios. This Prospectus relates to the offering of ILA Administration Units of beneficial interest of the Federal Portfolio (“Oakmark Units”) through Harris Associates L.P. (“Harris Associates”) in its capacity as a Service Organization for the Portfolio and adviser to Harris Associates Investment Trust (“Oakmark”).

Goldman Sachs Asset Management, L.P. (“GSAM®”) serves as Investment Adviser to the Portfolio. GSAM is referred to in this Prospectus as the “Investment Adviser.” Harris Associates or its designee will act as nominee and record holder of the Oakmark Units. You should be aware that Oakmark Units of the Portfolio may be purchased only through Harris Associates or its designee. Harris Associates is not the distributor of the Portfolio.

Goldman Sachs’ Money Market Investment Philosophy:

The Portfolio is managed to seek preservation of capital, daily liquidity and maximum current income. The Investment Adviser follows a conservative, risk-managed investment process that seeks to:

■ Manage credit risk

■ Manage interest rate risk

■ Manage liquidity

Since 1981, the Investment Adviser has actively managed the Goldman Sachs Money Market Funds to provide investors with the greatest possible preservation of principal and income potential.

Investment Process

1. Managing Credit Risk

The Investment Adviser’s process for managing risk emphasizes:

■	Intensive research—The Credit Department, a separate operating entity of Goldman, Sachs & Co. (“Goldman Sachs”), approves all money market fund eligible securities for the Portfolio. Sources for the Credit Department’s analysis include third-party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as the Investment Research, Legal and Compliance departments of Goldman Sachs.

■	Timely updates—A Credit Department-approved list of securities is continuously communicated on a “real-time” basis to the portfolio management team via computer link.

The Result: An “approved” list of high-quality credits—The Investment Adviser’s portfolio management team uses this approved list to construct a portfolio which offers the best available risk-return tradeoff within the “approved” credit universe.

2. Managing Interest Rate Risk

Three main steps are followed in seeking to manage interest rate risk:

■	Establish weighted average maturity (“WAM”) target—WAM (the weighted average time until the yield of a portfolio reflects any changes in the current interest rate environment) is constantly revisited and adjusted as market conditions change. An overall strategy is developed by the portfolio management team based on insights gained from weekly meetings with both Goldman Sachs economists and economists from outside the firm.
■	Implement optimum portfolio structure—Proprietary models that seek the optimum balance of risk and return, in conjunction with the Investment Adviser’s analysis of factors such as market events, short-term interest rates and the Portfolio’s asset volatility, are used to identify the most effective portfolio structure.
■	Conduct rigorous analysis of new securities—The Investment Adviser’s five-step process includes legal, credit, historical index and liquidity analysis, as well as price stress testing to determine suitability for money market mutual funds.

3. Managing Liquidity

Factors that the Investment Adviser’s portfolio managers continuously monitor and that affect liquidity of a money market portfolio include:

■	The Portfolio’s investors and factors that influence their asset volatility;
■	Technical events that influence the trading range of federal funds and other short-term fixed-income markets; and
■	Bid-ask spreads associated with securities in the portfolio.

The Portfolio uses as a benchmark the iMoneyNet Index which best corresponds to the Portfolio’s eligible investments.

Reference in this Prospectus to the Portfolio’s benchmark is for informational purposes only, and unless otherwise noted is not an indication of how the Portfolio is managed.

Portfolio Investment Objective and Strategies

INVESTMENT OBJECTIVE

Federal Portfolio:

The Federal Portfolio seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Federal Portfolio pursues its investment objective by limiting its investments only to U.S. Government Securities the interest from which is generally exempt from state income taxation. You should consult your tax-adviser to determine whether distributions from the Portfolio derived from interest on such obligations are exempt from state income taxation in your own state.

PRINCIPAL INVESTMENT STRATEGIES

The table below identifies some of the investment techniques that may (but are not required to) be used by the Portfolio in seeking to achieve its investment objective. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio’s annual and semi-annual reports. For more information see Appendix A. The Portfolio publishes its complete portfolio holdings on the Portfolio’s website (http://www.gs.com/funds). The Portfolio publishes its holdings as of the end of each calendar quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Portfolio files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio securities is available in the Portfolio’s Additional Statement.

Investment Policies Matrix

Federal
Portfolio

U.S. Treasury Obligations	■[1]

U.S. Government Securities	■

Repurchase Agreements	■ (Does not intend to invest)

Investment Policies Matrix continued

Federal
Portfolio

Credit Quality[2]	First Tier[3]

Summary of Taxation for Distributions[4]	Taxable federal and generally exempt from state taxation

Miscellaneous	Under extraordinary circumstances, may hold cash, U.S. Government Securities subject to state taxation or cash equivalents. Reverse repurchase agreements not permitted

Note: See Appendix A for a description of, and certain criteria applicable to, each of these categories of investments.

[1]	Issued or guaranteed by the U.S. Treasury.
[2]	If the Portfolio holds a security supported by a guarantee or demand feature, it may rely on the credit quality of the guarantee or demand feature in determining the credit quality of the investment.
[3]	First Tier Securities are (a) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (“NRSRO”), or if only one NRSRO has assigned a rating, by that NRSRO; or (b) issued or guaranteed by, or otherwise allow the Portfolio under certain conditions to demand payment from, an entity with such ratings. U.S. Government Securities are considered First Tier Securities.
[4]	See “Taxation” for an explanation of the tax consequences summarized in the table above.

■	The Portfolio: The Portfolio’s securities are valued by the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Act”). Under Rule 2a-7, the Portfolio may invest only in U.S. dollar- denominated securities that are determined to present minimal credit risk and meet certain other criteria, including conditions relating to maturity, diversification and credit quality. These operating policies may be more restrictive than the fundamental policies set forth in the Statement of Additional Information (the “Additional Statement”).
■	The Investors: The Portfolio is designed for investors seeking a high rate of return, a stable net asset value (“NAV”) and convenient liquidation privileges. The Portfolio is particularly suitable for banks, corporations and other financial institutions that seek investment of short-term funds for their own accounts or for the accounts of their customers.

PORTFOLIO INVESTMENT OBJECTIVE AND STRATEGIES

■	NAV: The Portfolio seeks to maintain a stable NAV of $1.00 per unit. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.
■	Maximum Remaining Maturity of Portfolio Investments: 13 months (as deter-mined pursuant to Rule 2a-7) at the time of purchase.
■	Dollar-Weighted Average Portfolio Maturity: Not more than 90 days (as required by Rule 2a-7).
■	Investment Restrictions: The Portfolio is subject to certain investment restrictions that are described in detail under “Investment Restrictions” in the Additional Statement. Fundamental investment restrictions and the investment objective of the Portfolio cannot be changed without approval of a majority of the outstanding units of the Portfolio. All investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval.
■	Diversification: Diversification can help the Portfolio reduce the risks of investing. In accordance with current regulations of the Securities and Exchange Commission (the “SEC”), the Portfolio may not invest more than 5% of the value of its total assets at the time of purchase in the securities of any single issuer with the exception that the Portfolio may invest up to 25% of its total assets in the securities of a single issuer for up to three business days. These limitations do not apply to cash, certain repurchase agreements, U.S. Government Securities (as defined in Appendix A) or securities of other investment companies. In addition, securities subject to certain unconditional guarantees and securities that are not “First Tier Securities” as defined by the SEC are subject to different diversification requirements as described in the Additional Statement.

Principal Risks of the Portfolio

Loss of money is a risk of investing in the Portfolio. An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following summarizes important risks that apply to the Portfolio and may result in a loss of your investment. The Portfolio should not be relied upon as a complete investment program. There can be no assurance that the Portfolio will achieve its investment objective.

Federal
• Applicable	Portfolio

U.S. Government Securities	•
NAV	•
Interest Rate	•
Credit/Default	•
Liquidity	•

Risks that apply to the Portfolio:

■	U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Portfolio, such as those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
■	NAV Risk—The risk that the Portfolio will not be able to maintain a NAV per unit of $1.00 at all times.
■	Interest Rate Risk—The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Portfolio’s yield will tend to be higher.
■	Credit/Default Risk—The risk that an issuer or guarantor of a security, or a bank or other financial institution that has entered into a repurchase agreement, may default on its payment obligations.

PRINCIPAL RISKS OF THE PORTFOLIO

■	Liquidity Risk—The risk that the Portfolio will be unable to pay redemption proceeds within the time period stated in this Prospectus, because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

More information about the Portfolio’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Portfolio Performance

HOW THE PORTFOLIO HAS PERFORMED

The bar chart and table below provide an indication of the risks of investing in the Portfolio by showing: (a) changes in the performance of the Portfolio’s Oakmark Units from year to year for up to the last ten years (with respect to the bar chart); and (b) the average annual returns of the Portfolio’s Oakmark Units. Investors should be aware that the fluctuation of interest rates is one primary factor in performance volatility. The bar chart (including “Best Quarter” and “Worst Quarter” information) and table assume reinvestment of dividends and distributions. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Performance reflects expense limitations in effect. If expense limitations were not in place, the Portfolio’s performance would have been reduced. You may obtain the Portfolio’s current yield by calling 1-800-OAKMARK (1-800-625-6275).

PORTFOLIO PERFORMANCE

Federal Portfolio

TOTAL RETURN	CALENDAR YEAR

Best Quarter* Q4 ’00 1.52% Worst Quarter* Q1 ’04 0.12%

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2005	1 Year	5 Years	10 Years	Since Inception

ILA Administration Units (Inception 9/20/90)**	2.67%	1.83%	3.50%	3.84%

*	Please note that “Best Quarter” and “Worst Quarter” figures are applicable only to the time period covered by the bar chart.
**	ILA Administration Units of the Federal Portfolio became available for purchase through Harris Associates in its capacity as a Service Organization for the Federal Portfolio on January 1, 2007.

Portfolio Fees and Expenses (Oakmark Units)

This table describes the fees and expenses that you would pay if you buy and hold Oakmark Units of the Portfolio.

	Federal
	Portfolio

Unitholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees	None
Exchange Fees	None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):[1]
Management Fees	0.35%
Other Expenses	0.21%
Administration Fees[2]		0.15%
All Other Expenses[3]		0.06%

Total Portfolio Operating Expenses[4]	0.56%

[1]	The Portfolio’s annual operating expenses are based on actual expenses for the fiscal year ended December 31, 2005.
[2]	Service Organizations may charge other fees directly to their customers who are the beneficial owners of Oakmark Units in connection with their customers’ accounts. Such fees may affect the return such customers realize with respect to their investments.
[3]	“All Other Expenses” include transfer agency fees and expenses equal on an annualized basis to 0.04% of the average daily net assets of the Portfolio’s Oakmark Units plus all other ordinary expenses not detailed above.
[4]	The Investment Adviser has voluntarily agreed to reduce or limit “Total Portfolio Operating Expenses” of the Federal Portfolio such that Total Portfolio Operating Expenses (excluding administration fees, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) will not exceed 0.434% of the Portfolio’s average daily net assets.

PORTFOLIO FEES AND EXPENSES

Example

The following Example is intended to help you compare the cost of investing in the Federal Portfolio (without the waivers and expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Oakmark Units of the Portfolio for the time periods indicated and then redeem all of your units at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Portfolio	1 Year	3 Years	5 Years	10 Years

Federal	$57	$179	$313	$701

Service Organizations that invest in Oakmark Units on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your Service Organization for information regarding such charges. Such fees, if any, may affect the return such customers realize with respect to their investment.

Certain Service Organizations that invest in Oakmark Units may receive other compensation in connection with the sale and distribution of Oakmark Units or for services to their customers’ accounts and/or the Portfolio. For additional information regarding such compensation, see “Shareholder Guide” in the Prospectus and “Payments to Intermediaries” in the Additional Statement.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

Service Providers

INVESTMENT ADVISER

Goldman Sachs Asset Management, L.P. (“GSAM”) 32 Old Slip, New York, New York 10005, has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman Sachs. As of December 31, 2005, GSAM had assets under management of $496.1 billion.

The Investment Adviser provides day-to-day advice regarding the Portfolio’s transactions. The Investment Adviser also performs the following services for the Portfolio:

■	Continually manages the Portfolio, including the purchase, retention and disposition of securities and other assets
■	Administers the Portfolio’s business affairs
■	Performs various unitholder servicing functions (to the extent not provided by other organizations)

Pursuant to SEC orders, the Federal Portfolio may enter into principal transactions in certain money market instruments, including repurchase agreements, with Goldman Sachs.

MANAGEMENT FEES

As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Portfolio’s average daily net assets):

		Actual Rate
		For the Fiscal
		Year Ended
		December 31,
Portfolio	Contractual Rate	2005

Federal	0.35%	0.35%

The difference, if any, between the stated fees and the actual fees paid by the Portfolio reflects that the Investment Adviser did not charge the full amount of the fees to which it would have been entitled. The Investment Adviser may discontinue or modify any such voluntary limitations in the future at its discretion.

SERVICE PROVIDERS

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Portfolio in 2005 is available in the Portfolio’s semi-annual report dated June 30, 2005.

DISTRIBUTOR AND TRANSFER AGENT

Goldman Sachs, 85 Broad Street, New York, New York 10004, serves as the exclusive distributor (the “Distributor”) of the Portfolio’s units. Goldman Sachs, 71 S. Wacker Dr., Suite 500, Chicago, Illinois 60606, also serves as the Portfolio’s transfer agent (the “Transfer Agent”) and, as such, performs various unitholder servicing functions.

From time to time, Goldman Sachs or any of its affiliates may purchase and hold units of the Portfolio. Goldman Sachs reserves the right to redeem at any time some or all of the units acquired for its own account.

ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Portfolio or limit the Portfolio’s investment activities. Goldman Sachs is a full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct and indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Portfolio directly and indirectly invests. Thus, it is likely that the Portfolio will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Portfolio and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Portfolio. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Portfolio. The results of the Portfolio’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that the Portfolio could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Portfolio may, from time to time, enter into transactions in which Goldman Sachs or its other clients have an adverse interest. Furthermore, transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may adversely impact the Portfolio. Transactions by one or more Goldman Sachs advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Portfolio. The Portfolio’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and affect transactions in, securities of issuers held by the Portfolio, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Portfolio or who engage in transactions with or for the Portfolio. For more information about conflicts of interest, see the Additional Statement.

LEGAL PROCEEDINGS

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), Goldman Sachs Asset Management, L.P. (“GSAM”), the Trustees and Officers of the Goldman Sachs Trust (the “Trust”), and John Doe Defendants. In addition, certain investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman, Sachs & Co., Goldman Sachs Variable Insurance Trust (“GSVIT”) the Trustees and Officers of the Trust and John Doe Defendants (collectively, the “Defendants”) in the United States District Court for the

SERVICE PROVIDERS

Southern District of New York. Certain investment portfolios of the Trust and GSVIT (collectively, the “Goldman Sachs Funds”) were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The second amended consolidated complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the “Class Period”), asserts claims involving (i) violations of the Act and the Investment Advisers Act of 1940; (ii) common law breaches of fiduciary duty; and (iii) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. The plaintiffs in the cases are seeking compensatory damages; rescission of GSAM’s and GSAMI’s investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees. On January 13, 2006, all claims against the Defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

Dividends

All or substantially all of the Portfolio’s net investment income will be declared as a dividend daily and paid monthly. Dividends will normally, but not always, be declared as of 4:00 p.m. New York time. You may choose to have dividends paid in:

■	Cash
■	Additional Oakmark Units of the same Portfolio

You may indicate your election on your New Account Registration Form. Any changes may be submitted in writing to Harris Associates at any time. If you do not indicate any choice, dividends and distributions will be reinvested automatically in the Portfolio.

Dividends will be reinvested as of the last calendar day of each month. Cash distributions normally will be paid on or about the first business day of each month. Net short-term capital gains, if any, will be distributed in accordance with federal income tax requirements and may be reflected in the Portfolio’s daily distributions.

The Portfolio may distribute at least annually other realized capital gains, if any, after reduction by available capital losses. In order to avoid excessive fluctuations in the amount of monthly capital gains distributions, a portion of any net capital gains realized on the disposition of securities during the months of November and December may be distributed during the subsequent calendar year. The realized gains and losses are not expected to be of an amount which would affect the Portfolio’s NAV of $1.00 per unit.

Unitholder Guide

The following section will provide you with answers to some of the most often asked questions regarding buying and selling the Portfolio’s Oakmark Units.

HOW TO BUY OAKMARK UNITS

How Can I Purchase Oakmark Units Of The Portfolio?
You may purchase Oakmark Units of the Portfolio by check, by wire, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment is $1,000 or $500 in the case of a Coverdell Education Savings Account or participation in the Automatic Investment Plan. Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

Oakmark Units of the Portfolio may be purchased on any business day at the NAV next determined after receipt by Harris Associates or its designee of both the purchase order and the purchase amount in federal funds. If your wire purchase order and payment in federal funds are received on a business day by 3:00 p.m. New York time by the Portfolio, then dividends will begin to accrue on the same business day that the wire purchase order is received.

If your wire purchase order and federal funds are received on a business day after 3:00 p.m. New York time, you will not earn dividends on the day the purchase order is received. For purchase orders accompanied by check, dividends will normally begin to accrue within two business days of receipt.

By Check. To make an initial purchase of units, complete and sign the New Account Registration Form, enclose a check made payable to The Oakmark Funds and mail the Form and your check to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your initial investment must be at least $1,000 or $500 in the case of a retirement account, Coverdell Education Savings Account or participation in the Automatic Investment Plan. Please note: Harris Associates and its designee do not accept cash, drafts, starter checks, checks made payable to a party other than the Oakmark Funds, checks drawn on banks outside of the United States or purchase orders specifying a particular purchase date or price per share.

To add to an account, mail your check made payable to The Oakmark Funds with either the additional investment form attached to your confirmation statement or a note with the amount of the purchase, your account number, and the name in which your account is registered. Your subsequent investments must be at least $100.

If your order to purchase Oakmark Units of the Portfolio is cancelled because your check does not clear, you will be responsible for any resulting loss incurred by Oakmark or Harris Associates. Purchases by check are effective as soon as a check is converted to federal funds. A purchase by check is deemed to be effective prior to the Portfolio’s cut-off time noted above on the date such purchase proceeds convert to federal funds. It is expected that checks will ordinarily be converted to federal funds within two business days after receipt. Oakmark Units purchased by check may not be redeemed until the check has cleared, as described under “How to Redeem Units.”

By Wire Transfer. Generally, you may not open an account by wire transfer.

To add to an account, instruct your bank to transfer funds to State Street Bank & Trust Co., ABA#011000028, DDA#9904-632-8. Specify the Fund name, your account number and the registered account name(s) in the instructions. Your subsequent investments must be at least $100.

By Electronic Transfer. You may open a new account by electronic transfer only by visiting www.oakmark.com. Choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. The maximum initial investment via www.oakmark.com is $100,000.

To add to an account, if you established the electronic transfer privilege on your New Account Registration Form, call Oakmark’s Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK. Your subsequent investments must be at least $100. If you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds’ website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

Confirm with your bank or credit union that it is a member of the Automated Clearing House (ACH) system.

By Automatic Investment. To open an account, choose the Automatic Investment Plan on your New Account Registration Form. Your initial investment must be at least $500 and be made by check payable to The Oakmark Funds. In addition to your investment check, send a check marked “Void” or a deposit slip from your bank account along with your New Account Registration Form.

To add to an account, if you chose the Automatic Investment Plan when you opened your account, subsequent purchases of shares will be made automatically, either monthly or quarterly, by electronic transfer from your bank account in the dollar amount you specified. Your subsequent investments must be at least $100. If

UNITHOLDER GUIDE

you did not establish the electronic transfer privilege on your New Account Registration Form, you may add the privilege by obtaining a Shareholder Services Form by visiting the Oakmark Funds’ website at www.oakmark.com or by calling an investor service representative at 1-800-OAKMARK.

By Exchange. To open an account, call an investor service representative at 1-800-OAKMARK. The new account into which you are making the exchange will have exactly the same registration as the account from which you are exchanging shares. Your initial investment into your new account must be at least $1,000.

To add to an account, call the Funds’ Voice Recognition System, OAKLINK, at 1-800-OAKMARK and choose menu option 1, and follow the instructions, or call an investor service representative at 1-800-OAKMARK or send a letter of instruction, indicating your name, the name of the Fund, and the Fund account number from which you wish to redeem shares, and the name of the Fund and the Fund account number into which you wish to buy shares to: The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558. Your subsequent investments must be at least $100.

Oakmark or Harris Associates may refuse at any time any exchange request it considers detrimental to a Fund. An exchange transaction is a redemption of shares and a purchase of shares for federal income tax purposes and may result in a capital gain or loss. An exchange may result in a 2% redemption fee on shares held for 90 days or less. Please review the information under “How to Redeem Units—By Exchange.”

By Internet. To open an account, visit the Oakmark Funds’ website at www.oakmark.com, choose “Open an Account” in the drop-down menu under the “Investing with Us” tab and then follow the instructions. Your initial investment into your new account must be at least $1,000.

To add to an account, visit the Oakmark Funds’ website at www.oakmark.com, log in to your account and then follow the instructions. Your subsequent investments must be at least $100.

Please note that each of The Oakmark Funds imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is paid to the Fund and is 2% of the redemption value and is deducted from either the redemption proceeds or from the balance in the account. Consequently, if you redeem shares of one of The Oakmark Funds held for 90 days or less to purchase Oakmark units of the Portfolio, you will be assessed a 2% redemption fee.

The “first-in, first-out” (FIFO) method is used to determine the holding period, which means that if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the short-term trading fee applies.

The Oakmark Funds do not impose a redemption fee on a redemption of:

■	shares acquired by reinvestment of dividends or distributions of a Fund; or
■	shares held in an account of certain retirement plans or profit sharing plans or purchased through certain Intermediaries.

General. Each purchase order for Oakmark Units must be accepted by Harris Associates. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the Oakmark Units. Harris Associates reserves the right not to accept any purchase order that it determines not to be in the best interest of Oakmark or of the Portfolio’s unitholders. Harris Associates and its designee use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Harris Associates and its designee do not follow such procedures, they may be liable for losses due to unauthorized or fraudulent telephone instructions. Harris Associates and its designee will not be liable for acting upon instructions communicated by telephone that they reasonably believes to be genuine.

The Board of Trustees of the Trust has not adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio units in light of the nature and high quality of the Portfolio’s investments. The Portfolio reserves the right, however, to refuse a purchase or exchange order if management of the Trust believes that the transaction may not be in the best interests of the Portfolio. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. In addition, restrictions on frequent transactions may apply with respect to the Oakmark Funds. See “Telephone Exchange Privilege” below for other restrictions relating to market timing.

Generally, the Portfolio will not allow non-U.S. citizens and certain U.S. citizens residing outside the United States to open an account directly with the Portfolio.

The Portfolio may allow Service Organizations to purchase shares with securities instead of cash if consistent with the Portfolio’s investment policies and operations and if approved by the Portfolio’s Investment Adviser.

UNITHOLDER GUIDE

What Do I Need To Know About Service Organizations?
Service Organizations, including Harris Associates, may provide the following services in connection with their customers’ investments in ILA Administration Units:

■	Acting, directly or through an agent, as the sole shareholder of record
■	Maintaining account records for customers
■	Processing orders to purchase, redeem and exchange shares for customers
■	Processing confirmation statements and payments for customers
■	Facilitating the inclusion of the Portfolio in customer accounts, products and services.

Some (but not all) Services Organizations are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and may designate other intermediaries to accept such orders, if approved by the Trust. In these cases:

■	The Portfolio will be deemed to have received an order in proper form when the order is accepted by the authorized Service Organization or intermediary on a business day, and the order will be priced at the Portfolio’s NAV per share next determined after such acceptance.
■	Service Organizations or intermediaries will be responsible for transmitting accepted orders and payments to the Trust within the time period agreed upon by them.

You should contact your Service Organization directly to learn whether it is authorized to accept orders for the Trust.

Pursuant to an administration plan adopted by the Trust’s Board of Trustees, Service Organizations are entitled to receive payment for their services from the Trust of up to 0.15% (on an annualized basis) of the average daily net assets of the ILA Administration Units of the Portfolio, that are attributable to or held in the name of the Service Organization for its customers. In addition, GSAM, at its own expense, may pay a Service Organization up to 0.10% of the average daily net assets of the ILA Administration Units of the Portfolio, which are attributable to or held in the name of the Service Organization for its customers. Such compensation does not represent an additional expense to the Portfolio or its unitholders, since it will be paid from the assets of GSAM.

The Investment Adviser, Distributor and/or their affiliates may also make additional payments to Service Organizations, including Harris Associates, and other financial intermediaries (“Intermediaries”) from time to time to promote the sale, distribution and/or servicing of shares of the Portfolio and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Portfolio.

The payments are in addition to service and shareholder administration fees described in this Prospectus. Such payments are intended to compensate Intermediaries for, among other things: marketing shares of the Portfolio and other Goldman Sachs Funds, which may consist of payments relating to the Portfolio’s inclusion on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Portfolio and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by the Investment Adviser, Distributor and/or their affiliates may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by the Portfolio. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the Intermediaries. Please refer to the “Payments to Intermediaries” section of the Additional Statement for more information about these payments.

The payments made by the Investment Adviser, Distributor and/or their affiliates may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend the Portfolio or other Goldman Sachs Funds based, at least in part, on the level of compensation paid. You should contact your Service Organization or other Intermediary for more information about the payments it receives and any potential conflicts of interest.

In addition to Oakmark Units, the Portfolio also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance), have different minimum investment requirements and are entitled to different services than Oakmark Units.

Customer Identification Program. Federal law requires the Portfolio to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other identifying information, for each investor who opens an account with the Portfolio. Applications without the required information may not be accepted by the Portfolio. After accepting an application, to the extent permitted by applicable law or their customer identification program,

UNITHOLDER GUIDE

the Portfolio reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Portfolio; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Portfolio is unable to verify an investor’s identity. The Portfolio and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares pursuant to the customer identification program.

How Are Units Priced?
The price you pay or receive when you buy, sell or exchange Oakmark Units is the Portfolio’s next determined NAV for a share class. The Portfolio calculates NAV as follows:

NAV =	(Value of Assets of the Class) - (Liabilities of the Class) Number of Outstanding Units of the Class

■	NAV per unit is generally calculated by the accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time or such later time as the New York Stock Exchange or NASDAQ market may officially close). Portfolio units will be priced on any day the New York Stock Exchange is open, except for days on which Chicago, Boston or New York banks are closed for local holidays.
■	On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will cease granting same business day credit for purchase and redemption orders received after the Portfolio’s closing time and credit will be given to the next business day.
■	The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Note: The time at which transactions and units are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York time. In the event the New York Stock Exchange does not open for business because of an emergency, the Trust may, but is not required to, open the Portfolio for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Portfolio is open for business during an emergency situation, please call 1-800-621-2550.

To help the Portfolio maintain its $1.00 constant unit price, portfolio securities are valued at amortized cost in accordance with SEC regulations. Amortized cost will normally approximate market value. There can be no assurance that the Portfolio will be able at all times to maintain a NAV of $1.00 per unit.

In addition, if an event that affects the value of a security occurs after the publication of market quotations used by the Portfolio to price its securities but before the close of trading on the New York Stock Exchange, the Trust in its discretion and consistent with applicable regulatory guidance may determine whether to make an adjustment in light of the nature and significance of the event.

HOW TO SELL OAKMARK UNITS

How Can I Sell Oakmark Units Of The Portfolio?
By Mail. You may redeem all or any part of your Oakmark Units of the Portfolio upon your written request delivered to The Oakmark Funds, P.O. Box 219558, Kansas City, MO 64121-9558.

Your redemption request must:

■	identify the Portfolio and give your account number;
■	specify the number of units or dollar amount to be redeemed;
■	be signed in ink by all owners exactly as their names appear on the account; and
■	for redemptions payable to an address other than the unitholder address of record, include a stamp 2000 Medallion Signature Guarantee by an “eligible guarantor institution” as defined in the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public) for each signature on the redemption request (the guarantee must use the phrase “medallion signature guaranteed” and must include the name of the guarantor bank firm and an authorized signature).

Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a medallion signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee’s appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before Oakmark Units can be redeemed,

UNITHOLDER GUIDE

additional documents may be required in order to verify the authority of the person seeking to redeem.

By Check. Holders of Oakmark Units of the Portfolio may elect to have checks issued to them in order to redeem Oakmark Units from their accounts in the Portfolio. When Harris Associates or its designee receives a completed New Account Registration Form and Checkwriting Signature Form, Harris Associates or its designee will forward to the requesting customer a supply of checks. Checks drawn on this account may be payable to the order of any person in any amount of $500 or more, but cannot be certified. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to Harris Associates or its designee for payment, a sufficient number of full and fractional Oakmark Units will be redeemed to cover the amount of the check. Cancelled checks will be returned to the recordholder of Oakmark Units by Harris Associates or its designee.

The check redemption privilege enables a unitholder to receive the dividends declared on the Oakmark Units to be redeemed until the date the check is processed. Because of this feature, the check redemption privilege may not be used for complete liquidation of a unitholder’s account. If the amount of a check is greater than the value of the Oakmark Units held in the unitholder’s account, the check will be returned unpaid, and the unitholder may be subject to extra charges.

Harris Associates reserves the right to impose conditions on, limit the availability of or terminate the check redemption privilege at any time with respect to a particular unitholder or all unitholders in general. The Trust and Harris Associates reserve the right at any time to suspend the procedure permitting redemptions by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interests of other Oakmark unitholders of the Portfolio.

By Exchange. You may redeem all or any portion of your Oakmark Units of the Portfolio and use the proceeds to purchase Class I Shares of The Oakmark Funds if your signed, properly completed New Account Registration Form is on file. An exchange transaction is a sale and purchase for federal income tax purposes and may result in capital gain or loss. Before exchanging, you should obtain a prospectus from The Oakmark Funds and read it carefully. The exchange privilege is not an offering or recommendation of shares of The Oakmark Funds. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. An exchange may be made by following the redemption procedure described above under “By Mail” and indicating the Fund to be purchased, except that a signature guarantee normally is not required. (See also the discussion below of the Telephone Exchange Privilege.)

Special Redemption Privileges. The Telephone Exchange and Telephone Redemption Privileges will be established automatically when you open your account. Other Privileges must be specifically elected. A medallion signature guarantee may be required to establish a Privilege after you open your account.

Telephone Exchange Privilege. You may use the Telephone Exchange Privilege to exchange among The Oakmark Funds and the Portfolio by calling 1-800-OAKMARK (1-800-625-6275). The general redemption policies apply to redemptions by Telephone Exchange. (See “General Redemption Policies.”)

Oakmark and Harris Associates reserves the right at any time without prior notice to suspend or terminate the use of the Telephone Exchange Privilege by any person or class of persons. Oakmark believes that use of the Telephone Exchange Privilege by investors utilizing market-timing strategies adversely affects The Oakmark Funds. Therefore, Oakmark generally will not honor requests for Telephone Exchanges by unitholders identified by Oakmark or Harris Associates as “market-timers” in The Oakmark Funds. A unitholder identified as a “market-timer” may not receive notice of such identification prior to his/her Telephone Exchange Privilege being suspended, limited, modified or terminated. If Oakmark and Harris Associates were to suspend, limit, modify, or terminate the Telephone Exchange Privilege, you might find that an exchange could not be processed or that there might be a delay in the implementation of the exchange. See “How to Redeem Units—By Exchange.”

During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone; you may wish to consider placing your exchange by mail during such periods.

Telephone Redemption Privilege. You may use the Telephone Redemption Privilege to redeem Oakmark Units by calling 1-800-OAKMARK (1-800-625-6275). The proceeds may be sent by check to your registered address or you may request payment by electronic transfer to a bank account previously designated by you at a bank that is a member of the Automated Clearing House. If you request a redemption by electronic transfer before the Portfolio’s redemption cut-off time and the proceeds are to be sent to your pre-established designated bank account, the proceeds will be transferred to your bank account on that business day. The Telephone Redemption Privilege is not available for 30 days after Harris Associates or its designee receives notice from you of a change of address.

By Internet. Login to the Oakmark Funds’ website at www.oakmark.com and use the “Account Login” fields to access your account. Once you gain access using

UNITHOLDER GUIDE

your social security number and PIN number, follow the instructions to redeem from your account.

General Redemption Policies. You may not cancel or revoke your redemption order once instructions have been received and accepted. Please telephone 1-800-OAKMARK (1-800-625-6275) if you have any questions about requirements for a redemption before submitting your request. Harris Associates reserves the right to require a properly completed New Account Registration Form before making payment for Oakmark Units redeemed.

If your redemption order is received in proper form before 4:00 p.m. Eastern Time, the price at your redemption order will be executed is the NAV determined that business day. See “Net Asset Value.” Dividends are earned on the day that units are redeemed.

Harris Associates or its designee will generally mail payment for Oakmark Units redeemed within seven days after proper instructions are received. If you attempt to redeem Oakmark Units within 15 days after they have been purchased by check or electronic transfer, Harris Associates or its designee may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those Oakmark Units has been (or will be) collected. To reduce such delays, Harris Associates recommends that your purchase be made by federal funds wire through your bank. If you so request, the proceeds of your redemption may be paid by wire, but the cost of the wire (currently $5) will be deducted from the redemption proceeds.

Harris Associates reserves the right at any time without prior notice to suspend, limit, modify, or terminate any privilege or its use in any manner by any person or class.

Use of any Special Redemption Privilege authorizes Harris Associates and/or its designee to tape-record all instructions to redeem. Harris Associates and/or its designee use procedures designed to give reasonable assurance that telephone instructions are genuine, including recording telephone calls, testing a caller’s identity and sending written confirmation of telephone transactions. If Harris Associates and/or its designee do not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Trust, the Distributor Oakmark, Harris Associates and its designee will not be liable for any loss you may incur in the event that Harris Associates or its designee accepts unauthorized telephone redemption requests that Harris Associates or its designee reasonably believes to be genuine.

Harris Associates reserves the right to assess an annual fee of $25 on any account that, due to redemptions, falls below the minimum amount required to establish the account, as described above. The fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The fee does not apply to an account with an active investment builder or payroll deduction programs nor to a retirement account.

Harris Associates reserves the right to redeem Oakmark Units in any account and send the proceeds to the owner if the Oakmark Units in the account do not have a value of at least $1,000.

Oakmark Units in any account you maintain with the Portfolio may be redeemed to the extent necessary to reimburse Oakmark or Harris Associates for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any liability under the Code provisions on backup withholding relating to your account).

Oakmark Units of the Portfolio may be redeemed without charge upon request on any business day at the net asset value next determined after receipt by Harris Associates or its designee of the redemption request.

■	Subject to applicable law, redeem the shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.

■	Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities.

■	Reinvest any dividends or other distributions which you have elected to receive in cash should your check for such dividends or other distributions be returned to the Fund as undeliverable or remain uncashed for six months. In addition, that distribution and all future distributions payable to you will be reinvested at the NAV on the day of reinvestment in additional Administration Shares of the Fund that pays the distributions. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

What Types Of Reports Will I Be Sent Regarding Investments In Oakmark Units?
You will receive a confirmation statement from Harris Associates or its designee reflecting each of your purchases and redemptions of Oakmark Units, as well as periodic statements detailing distributions made by the Portfolio. In addition, Harris Associates will send you semiannual reports, and annual reports containing audited financial statements. Harris Associates will also provide you annually with tax information.

UNITHOLDER GUIDE

UNITHOLDER SERVICES

IRA Plan. Harris Associates Investment Trust has a master individual retirement account (IRA) plan that allows you to invest on a tax-deferred basis in the Federal Portfolio and The Oakmark Funds as defined above. The plan also permits you to “roll over” or transfer to your Oakmark IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish an IRA with the Federal Portfolio and The Oakmark Funds to which your employer may contribute annually.

SPECIAL WAYS TO INVEST OR REDEEM

In addition to the ways to purchase or redeem Oakmark Units described above, the Shareholder Services Form offers you the following investment and redemption options:

Automatic Investments—purchase Oakmark Units each month with payment by electronic transfer from your bank account ($100 minimum).

Systematic Withdrawals—redeem a fixed dollar amount of Oakmark Units each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account.

Taxation

As with any investment, you should consider how your investment in the Portfolio will be taxed. The tax information below is provided as general information. More tax information is available in the Additional Statement. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Portfolio.

Unless your investment is through an IRA or other tax-advantaged account, you should consider the possible tax consequences of Portfolio distributions.

Taxes on Distributions: The Portfolio contemplates declaring as dividends each year all or substantially all of its net investment income. Portfolio distributions of investment income are generally taxable as ordinary income for federal tax purposes, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Portfolio units or receive them in cash.

It is anticipated that substantially all of the distributions by the Portfolio will be taxable as ordinary income. You should note that these distributions will not qualify for the reduced tax rate currently applicable to certain qualified dividends because the Portfolio’s investment income will consist generally of interest income rather than corporate dividends.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in December but paid in January will be taxable as if they were paid in December. The Portfolio will inform unitholders of the character and tax status of all distributions promptly after the close of each calendar year.

To the extent that Portfolio distributions are attributable to interest on certain federal obligations, they will in most cases be exempt from state and local income taxes.

Distributions of short-term capital gains are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned your Portfolio units.

Other Information: When you open your account, you should provide your social security or tax identification number on your New Account Form Registration. By law, the Portfolio must withhold 28% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the IRS instructs the Portfolio to do so.

Non-U.S. investors may be subject to U.S. withholding and estate tax. However, withholding is generally not required on properly designated distributions of short-term capital gains and qualified interest income paid to non-U.S. investors after November 1, 2005 and before October 31, 2008. Currently, the Federal Portfolio anticipates designating distributions from short-term capital gains and qualified interest income.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Portfolio, including their associated risks. Additional information is provided in the Additional Statement, which is available upon request. Among other things, the Additional Statement describes certain fundamental policies and investment restrictions that cannot be changed without unitholder approval. You should note, however, that all investment policies not specifically designated as fundamental are non-fundamental and may be changed without unitholder approval. If there is a change in the Portfolio’s investment objective, you should consider whether the Portfolio remains an appropriate investment in light of your then current financial position and needs. The Portfolio may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Portfolio’s investment objective and policies.

U.S. Treasury Obligations and U.S. Government Securities. U.S. Treasury Obligations include securities issued or guaranteed by the U.S. Treasury (“U.S. Treasury Obligations”). Payment of principal and interest on these obligations is backed by the full faith and credit of the U.S. government. U.S. Treasury Obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”). U.S. Government Securities may also include Treasury inflation-protected securities which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are obligations issued or guaranteed by U.S. government agencies, authorities, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Unlike U.S. Treasury Obligations, U.S. Government Securities can be supported by either (a) the full faith and credit of the U.S. Treasury (such as the Government National Mortgage Association (“Ginnie Mae”)); (b) the right of the issuer to borrow from the U.S. Treasury; (c) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (d) only the credit of the issuer.

U.S. Government Securities are deemed to include (a) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (b) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid. U.S. Government Securities also include zero coupon bonds.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Repurchase Agreements. The Portfolio may enter into repurchase agreements with securities dealers and banks; however, the Portfolio does not intend to invest in repurchase agreements. Repurchase agreements are similar to collateralized loans, but are structured as a purchase of securities by the Portfolio, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. The difference between the original purchase price and the repurchase price is normally based on prevailing short-term interest rates. Under a repurchase agreement, the seller is required to furnish collateral at least equal in value or market price to the amount of the seller’s repurchase obligation.

If the seller under a repurchase agreement defaults, the Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy or insolvency proceedings concerning the seller, the Portfolio could suffer additional losses if the collateral held by the Portfolio is subject to a court “stay” that prevents the Portfolio from promptly selling the collateral. If this occurs, the Portfolio will bear the risk that the value of the collateral will decline below the repurchase price. Furthermore, the Portfolio could experience a loss if a court determines that the Portfolio’s interest in the collateral is not enforceable.

In evaluating whether to enter into a repurchase agreement, the Investment Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to the Portfolio’s unitholders. In addition, the Portfolio, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Floating and Variable Rate Obligations. The Portfolio may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels.

APPENDIX A

Subject to the conditions for using amortized cost valuation under the Act, the Portfolio may consider the maturity of a variable or floating rate obligation to be shorter than its ultimate stated maturity if the obligation is a U.S. Treasury Obligation or U.S. Government Security, if the obligation has a remaining maturity of 397 calendar days or less, or if the obligation has a demand feature that permits the Portfolio to receive payment at any time or at specified intervals not exceeding 397 calendar days. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend and letters of credit, which will ordinarily be irrevocable, both of which may be issued by domestic banks or foreign banks which have a branch, agency or subsidiary in the United States. The Portfolio may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institution.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.

Illiquid Securities. The Portfolio may invest up to 10% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

■	Domestic securities that are not readily marketable
■	Repurchase agreements and time deposits with a notice or demand period of more than seven days

■	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

Investing in restricted securities may decrease the liquidity of the Portfolio’s portfolio.

Borrowings. The Portfolio may borrow up to 33 1/3% of its total assets from banks for temporary or emergency purposes. The Portfolio may not make additional investments if borrowings exceed 5% of its net assets. For more information, see the Additional Statement.

Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated. If this occurs, the Portfolio may continue to hold the security if the Investment Adviser believes it is in the best interest of the Portfolio and its unitholders.

Appendix B Financial Highlights

The financial highlights table is intended to help you understand the Portfolio’s financial performance for the past five years. Certain information reflects financial results for a single Portfolio unit. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolio’s financial statements, is included in the Portfolio’s annual report (available upon request from Harris Associates).

FEDERAL PORTFOLIO

	ILA Administration Units

	Years Ended December 31,

	2005	2004	2003	2002	2001

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income[a]	0.026	0.008	0.006	0.01	0.04
Distributions to unit/shareholders	(0.026)	(0.008)	(0.006)	(0.01)	(0.04)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return[b]	2.67%	0.82%	0.64%	1.32%	3.74%
Net assets, end of year (in 000s)	$1,481,451	$1,412,667	$1,029,112	$964,512	$1,044,722
Ratio of net expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	2.64%	0.84%	0.62%	1.31%	3.45%
Ratios assuming no expense reductions
Ratio of total expenses to average net assets	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	2.64%	0.84%	0.62%	1.31%	3.45%

Footnotes:

a	Calculated based on the average units/shares outstanding methodology.
b	Assumes reinvestment of all distributions. Returns do not reflect the deduction of taxes that a unitholder/shareholder would pay on portfolio distributions.

                     [This page intentionally left blank]

Index

1 General Investment Management Approach

3 Portfolio Investment Objective and Strategies

6 Principal Risks of the Portfolio

8 Portfolio Performance

10 Portfolio Fees and Expenses

12 Service Providers

16 Dividends

17 Unitholder Guide
17	How to Buy Oakmark Units
24	How to Sell Oakmark Units

30 Taxation

31 Appendix A Additional Information on Portfolio Risks, Securities and Techniques

35 Appendix B Financial Highlights

Federal Portfolio Prospectus (Oakmark Units)

FOR MORE INFORMATION

Annual/Semi-annual Report
Additional information about the Portfolio’s investments is available in the Portfolio’s annual and semi-annual reports to unitholders.

Statement of Additional Information
Additional information about the Portfolio and its policies is also available in the Portfolio’s Additional Statement. The Additional Statement is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Portfolio’s annual and semi-annual reports, and the Additional Statement, are available free upon request by calling The Oakmark Funds at 1-800-OAKMARK (1-800-625-6275).

To obtain other information and for shareholder inquiries:

■ By telephone:	Call 1-800-OAKMARK (1-800-625-6275)
■ By mail:	The Oakmark Funds, P.O. Box 219558 Kansas City, MO 64121-9558
■ By e-mail:	contactoakmark@oakmark.com
■ On the Internet	Oakmark – http://www.oakmark.com. SEC EDGAR database – http://www.sec.gov

You may review and obtain copies of Portfolio documents (including the Additional Statement) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Portfolio documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

The Portfolio’s investment company registration number is 811-5349.

GSAM is a registered service mark of Goldman, Sachs & Co.

ADDRESS OF HARRIS ASSOCIATES L.P.

Two North LaSalle Street Chicago, Illinois 60602-3790

OAKMARK SHAREHOLDER SERVICE

The Oakmark Funds P.O. Box 219558 Kansas City, MO 64121-9558 1-800-OAKMARK (1-800-625-6275)

OAKFEDPROS06